Exhibit 99.1

Contact: J. Marc Lewis, Vice President-Investor Relations 305-406-1815 marc.lewis@mastec.com	800 S. Douglas Road, 12th Floor Coral Gables, Florida 33134 Tel: 305-599-1800 www.mastec.com

For Immediate Release

MasTec, Inc. Announces Expiration and Final Results of Exchange Offer and Consent Solicitation

Coral Gables, FL (October 24, 2022) — MasTec, Inc. (NYSE: MTZ) (the “Company”) today announced the expiration and final results of (i) its private exchange offer to certain Eligible Holders (as defined herein) (the “Exchange Offer”) for any and all outstanding 6.625% Senior Notes due August 15, 2029 (the “IEA Existing Notes”) issued by IEA Energy Services LLC (the “IEA Issuer”), a subsidiary of Infrastructure and Energy Alternatives, Inc. (“IEA”), for up to an aggregate principal amount of $300,000,000 of new 6.625% MasTec Senior Notes due August 15, 2029 to be issued by the Company (the “MTZ Exchange Notes”), and (ii) the related consent solicitation (the “Consent Solicitation”) with respect to the IEA Existing Notes to eliminate or modify certain of the covenants, restrictive provisions and events of default (the “Proposed Amendments”) in the indenture, dated as of August 17, 2021 (the “IEA Existing Indenture”), governing the IEA Existing Notes. The Exchange Offer and Consent Solicitation expired at 5:00 p.m., New York City time, on October 21, 2022 (the “Expiration Date”). The Exchange Offer and Consent Solicitation were made pursuant to the terms and subject to the conditions set forth in the offering memorandum, dated August 8, 2022, as amended by the offering memorandum supplement, dated August 22, 2022 (as so amended and as further amended from time to time by press release, the “Offering Memorandum”).

As of the Expiration Date, $74,884,000 aggregate principal amount of IEA Existing Notes had been validly tendered and not validly withdrawn as set forth in the table below:

IEA Existing Notes	CUSIP	Aggregate Principal Amount Outstanding	IEA Existing Notes Tendered at the Expiration Date
			Principal Amount	Percentage
6.625% Senior Notes due 2029	(144A) 45174AAA0 (Reg S) U4502YAA5 (IAI) 45174AAB8	$300,000,000	$74,884,000	24.96%

As of the Expiration Date, the conditions required for the consummation of the Exchange Offer, as detailed in the Offering Memorandum, had been met or waived, including the consummation of the Company’s acquisition of IEA, which occurred on October 7, 2022. The Company did not obtain the requisite number of consents to adopt the Proposed Amendments to the IEA Existing Indenture, and the Company waived the related condition to the consummation of the Exchange Offer. Following the consummation of the Company’s acquisition of IEA, the IEA Existing Notes have been rated “investment grade” by at least two nationally recognized statistical ratings organizations and, as a result, certain covenants applicable to the IEA Existing Notes, including certain of those that would have been eliminated by the Proposed Amendments, were automatically suspended pursuant to the terms of the IEA Existing Indenture. In addition, as previously reported, the IEA subsidiaries that guaranteed the IEA Existing Notes have been released from their guarantees.

For each $1,000 principal amount of IEA Existing Notes validly tendered and not validly withdrawn prior to the Expiration Date, Eligible Holders of IEA Existing Notes will be eligible to receive $1,000 principal amount of MTZ Exchange Notes. For each $1,000 principal amount of IEA Existing Notes validly tendered prior to the Expiration Date, Eligible Holders of IEA Existing Notes will be eligible to receive $2.50 in cash as the Consent Payment (as defined in the Offering Memorandum) (even if such IEA Existing Notes have been validly withdrawn or if such Eligible Holder is no longer the beneficial owner of such IEA Existing Note on the Expiration Date). The settlement of the Exchange Offer and the Consent Solicitation is expected to occur on October 26, 2022.

Documents relating to the Exchange Offer and Consent Solicitation were distributed only to each person who certified that such person is (a) a “Qualified Institutional Buyer,” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (b) a person that is not a U.S. person (as defined in Regulation S under the Securities Act) (such persons, “Eligible Holders”).

The MTZ Exchange Notes have not been, and will not be, registered with the Securities and Exchange Commission under the Securities Act, or any state or foreign securities laws. The MTZ Exchange Notes may not be offered or sold in the United States or to any U.S. person except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

This press release is provided for informational purposes only and does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Exchange Offer and Consent Solicitation were made solely pursuant to the Offering Memorandum and only to such persons and in such jurisdictions as are permitted under applicable law.

About MasTec, Inc.

MasTec is a leading infrastructure construction company operating mainly throughout North America across a range of industries. MasTec’s primary activities include the engineering, building, installation, maintenance and upgrade of communications, energy, utility and other infrastructure, such as: power delivery services, including transmission and distribution, wireless, wireline/fiber and customer fulfillment activities; power generation, primarily from clean energy and renewable sources; pipeline infrastructure, including natural gas pipeline and distribution infrastructure; heavy civil; and industrial infrastructure. MasTec’s customers are primarily in these industries. The information contained on the Company’s website is not incorporated into this press release.

Forward Looking Statements

This press release contains forward-looking statements. Forward-looking statements include, but are not limited to, the settlement of the Exchange Offer and Consent Solicitation and the actions that the Company may take with respect thereto; statements relating to expectations regarding the future financial and operational performance of the Company or IEA; the projected impact and benefits of IEA on the Company’s operating or financial results; expectations regarding the Company’s or IEA’s business or financial outlook; expectations regarding the Company’s plans, strategies and opportunities; expectations regarding opportunities, technological developments, competitive positioning, future economic conditions and other trends in particular markets or industries; the potential strategic benefits and synergies expected from the acquisition of IEA; the development of and opportunities with respect to future projects, including renewable and other projects designed to support transition to a carbon-neutral economy; the Company’s ability to successfully integrate the operations of IEA; the impact of inflation on the Company’s costs and the ability to recover increased costs, as well as other statements reflecting expectations, intentions, assumptions or beliefs about future events and other statements that do not relate strictly to historical or current facts. These statements are based on currently available operating, financial, economic and other information, and are subject to a number of significant risks and uncertainties. A variety of factors in addition to those mentioned above, many of which are beyond our control, could cause actual future results to differ materially from those projected in the forward-looking statements. Other factors that might cause such a difference include, but are not limited to: risks related to completed or potential acquisitions, including the acquisition of Henkels & McCoy Group, Inc., as well as the ability to identify suitable acquisition or strategic investment opportunities, to integrate acquired businesses within expected timeframes and to achieve the revenue, cost savings and earnings levels from such acquisitions at or above the levels projected, including the risk of potential asset impairment charges and write-downs of goodwill; risks related to the settlement of the Exchange Offer and Consent Solicitation; risks related to the impact of inflation on costs as well as economic activity, customer demand and interest rates, risks related to adverse effects of health epidemics and pandemics or other outbreaks of communicable diseases, such as the COVID-19 pandemic, including its effect on supply chain or inflationary issues, as well as, the potential effects of related health mandates and recommendations; market conditions, technological developments, regulatory or policy changes, including permitting processes and tax incentives that affect us or our customers’ industries; the effect of federal, local, state, foreign or tax legislation and other regulations affecting the industries we serve and related projects and expenditures; the effect on demand for our services of changes in the amount of capital expenditures by our customers due to, among other things, economic conditions, including potential adverse effects of public health issues, such as the COVID-19 pandemic on economic activity generally, the availability and cost of financing, and customer consolidation in the industries we serve; activity in the industries we serve and the impact on our customers’ expenditure levels caused by fluctuations in commodity prices, including for oil, natural gas, electricity and other energy sources; our ability to manage projects effectively and in accordance with our estimates, as well as our ability to accurately estimate the costs associated with our fixed price and other contracts, including any material changes in estimates for completion of projects and estimates of the recoverability of change orders; the timing and extent of fluctuations in operational, geographic and weather factors affecting our customers, projects and the industries in which we operate; the highly competitive nature of our industry and the ability of our customers, including our largest customers, to terminate or reduce the amount of work, or in some cases, the prices paid for services, on short or no notice under our contracts, and/or customer disputes related to our performance of services and the resolution of unapproved change orders; our dependence on a limited number of customers and our ability to replace non-recurring projects with new projects; the effect of state and federal regulatory initiatives, including costs of compliance with existing and potential future safety and environmental requirements, including with respect to climate change; risks associated with potential environmental issues and other hazards from our operations; disputes with, or failures of, our subcontractors to deliver agreed-upon supplies or services in a timely fashion, and the risk of being required to pay our subcontractors even if our customers do not pay us; risks related to our strategic arrangements, including our equity investments; any exposure resulting from system or information technology interruptions or data security breaches; any material changes in estimates for legal costs or case settlements or adverse determinations on any claim, lawsuit or proceeding; the adequacy of our insurance, legal and other reserves; the outcome of our plans for future operations, growth and services, including business development efforts, backlog, acquisitions and dispositions; our ability to maintain a workforce based upon current and anticipated workloads; our ability to attract and retain qualified personnel, key management and skilled employees, including from acquired businesses, and our ability to enforce any noncompetition agreements; fluctuations in fuel, maintenance, materials, labor and other costs; risks associated with volatility of our stock price or any dilution or stock price volatility that shareholders may experience in connection with shares we may issue as consideration for earn-out obligations or as purchase consideration in connection with past or future acquisitions, or as a result of other stock issuances; restrictions imposed by our credit facility, senior notes and any future loans or securities; our ability to obtain performance and surety bonds; risks related to our operations that employ a unionized workforce, including labor availability, productivity and relations, as well as risks associated with multiemployer union pension plans, including underfunding and withdrawal liabilities; risks associated with operating in or expanding into additional international markets, including risks from fluctuations in foreign currencies, foreign labor and general business conditions and risks from failure to comply with laws applicable to our foreign activities and/or governmental policy uncertainty; as well as a small number of our existing shareholders have the ability to influence major corporate decisions. We believe these forward-looking statements are reasonable; however, you should not place undue reliance on any forward-looking statements, which are based on current expectations. Furthermore, forward-looking statements speak only as of the date they are made. If any of these risks or uncertainties materialize, or if any of our underlying assumptions are incorrect, our actual results may differ significantly from the results that we express in, or imply by, any of our forward-looking statements. We do not undertake any obligation to publicly update or revise these forward-looking statements after the date of this press release to reflect future events or circumstances, except as required by applicable law. We qualify any and all of our forward-looking statements by these cautionary factors.